                               WEITZ SERIES FUND, INC.








                          GOVERNMENT MONEY MARKET PORTFOLIO

                                  SEMI-ANNUAL REPORT

                                  SEPTEMBER 30, 1997




                             ONE PACIFIC PLACE, SUITE 600
                                1125 SOUTH 103 STREET
                                OMAHA, NE  68124-6008

                                     402-391-1980
                                     800-232-4161
                                   402-391-2125 FAX

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO
                       SEPTEMBER 30, 1997 -- SEMI-ANNUAL REPORT


                                                                 October 8, 1997


Dear Shareholder:

    The yield on our Government Money Market Portfolio declined slightly since the last time we reported to you as short-term yields moved modestly lower. As of September 30th, our 7-day and 30-day yields were 4.9% and 4.9%, respectively.

    The economy continued to surprise investors, economists, and us in the third quarter with its ability to generate strong growth without triggering inflation pressures. New jobs, for instance, have been created at a rate of 226,000 per month so far in 1997. The national unemployment rate remains below 5% with some individual states (Nebraska, for instance) below 3%. Incomes and consumer confidence levels have been on the rise. Inflation, however, is conspicuous by its absence. Consumer prices through eight months have risen at a meager 1.6% annual rate.

    The Federal Reserve is faced with a dilemma in its role in implementing monetary policy. Historically, economic growth of the kind we are experiencing would tend to strain the capacity of our economy and result in rising inflation. So far, though, strong growth and low inflation have been able to coexist for over a year. Weak overseas economies (especially in Japan), currency crises in developing countries, and the globalization of the world-wide economy could partly explain our "best of all worlds" predicament. This has led some market participants to proclaim that we have entered a "new era" where the U.S. economy can continue to grow indefinitely with little or no inflation. While we remain cautiously optimistic regarding the outlook for interest rates, we firmly believe that the business cycle has not been repealed and that this complacency will lead to surprises for some down the road.

    Your investment in our portfolio, while insulated from principal fluctuations, will continue to be impacted by changes in monetary policy and the effect such policy has on short-term interest rates. In short, our return should continue to track that of Treasury bills.


FAREWELL TO ERIC--WELCOME TO MARY JEWELL

    Eric Ball joined us last year to help clients with their investment questions and financial planning. We and our clients enjoyed working with him. But Eric's first love is portfolio management, and this summer he received the offer he could not refuse. So, he has left us to help manage a private hedge fund, and we wish him the very best.

    In looking for a replacement for Eric, we asked lawyers, accountants, bankers, and clients for the names of the investment professionals they admired, trusted, and liked to work with. We talked to several people, none of whom were looking for a new job, and have hired Mary Jewell. Mary is a graduate of Creighton Law School, and comes to us after 12 years in the trust department of a major bank. She is available to talk to retirement plan participants or individual shareholders about personal financial planning, asset allocation, or any other questions you may have. Her job is to make your financial life easier, so please feel free to call her and introduce yourself. I think you will enjoy working with her.

    We would welcome any questions or comments you may have.

                        Best Regards,


                        /s/ Wallace R. Weitz               /s/ Tom Carney
                        Wallace R. Weitz                   Thomas D. Carney
                        President, Portfolio Manager       Portfolio Manager

--------------------------------------------------------------------------------
Yields quoted are historical and will fluctuate in the future. An investment in the Government Money Market Portfolio is neither insured, nor guaranteed by the United States Government and there can be no assurance that it will maintain a steady net asset value of $1.00.
--------------------------------------------------------------------------------

SHAREHOLDER VOTE

    On June 2, 1997, a special meeting of the shareholders of Weitz Series
Fund, Inc. (The "Fund"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio (each, a "Portfolio") was held at which the following proposals were approved by the shareholders:

    PROPOSAL 1: TO ELECT SIX MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                FOR           AGAINST/WITHHELD       ABSTAIN/BROKER NON-VOTES
                                ---           ----------------       ------------------------
    Wallace R. Weitz          15,502,256           109,974                      0
    John W. Hancock           15,491,314           120,916                      0
    Richard D. Holland        15,501,594           110,636                      0
    Thomas R. Pansing Jr.     15,499,945           112,285                      0
    Delmer L. Toebben         15,490,181           122,049                      0
    Lorraine Chang            15,494,823           117,407                      0

    PROPOSAL 2:  TO RATIFY THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT AUDITORS FOR THE FUND.  (SHAREHOLDERS OF ALL
    PORTFOLIOS VOTING)

                                FOR           AGAINST/WITHHELD       ABSTAIN/BROKER NON-VOTES
                                ---           ----------------       ------------------------
                              15,253,977           35,308                       322,945

    PROPOSAL 3:  TO AMEND THE BYLAWS OF THE FUND TO CONFORM THE REQUIREMENTS THEREIN RELATING TO ELECTION OF THE BOARD OF DIRECTORS
    BY THE SHAREHOLDERS TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940.  (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                FOR           AGAINST/WITHHELD       ABSTAIN/BROKER NON-VOTES
                                ---           ----------------       ------------------------
                              15,212,675           17,225                       382,330

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                        SCHEDULE OF INVESTMENTS IN SECURITIES
                                  SEPTEMBER 30, 1997
                                     (UNAUDITED)



   FACE
  AMOUNT           DESCRIPTION                                                                  VALUE
----------          -----------                                                                 -----
              U.S. GOVERNMENT AND AGENCY SECURITIES - 100.1%*
$2,250,000    Federal Home Loan Bank Discount Corp. Note 5.500% 10/15/97                     $ 2,245,046
3,000,000     Federal Home Loan Bank Discount Corp. Note 5.520% 12/10/97                       2,968,675
3,800,000     U.S. Treasury Bill 5.287% 1/08/98                                                3,746,574
                                                                                             -----------
                   Total U.S. Government and Agency Securities                                 8,960,295
                                                                                             -----------

              SHORT-TERM SECURITIES - 0.3%
   27,168      Norwest Treasury Money Market Fund, 4.772%                                         27,168
                                                                                             -----------

                   Total Investments in Securities (Cost $8,987,463)+                          8,987,463
                                                                                             -----------

              Other Liabilities in Excess of Other Assets - (0.4%)                               (36,822)
                                                                                             -----------

                   Total Net Assets - 100.0%                                                  $8,950,641
                                                                                             -----------
                                                                                             -----------


*Interest rates presented for treasury bills and discount notes are based upon
yield to maturity rate(s) at date(s) of   purchase.
+Cost is the same for Federal income tax purposes.


                   See accompanying notes to financial statements.

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                         STATEMENT OF ASSETS AND LIABILITIES
                                  SEPTEMBER 30, 1997
                                     (UNAUDITED)



Assets:
    Investments in securities at amortized cost,
      which approximates value                                      $8,987,463
    Interest receivable                                                    702
    Prepaid expense                                                      1,720
                                                                    ----------

       Total assets                                                  8,989,885
                                                                    ----------

Liabilities:
    Due to adviser                                                       1,902
    Distributions payable                                               37,342
                                                                    ----------
       Total liabilities                                                39,244
                                                                    ----------

Net assets applicable to outstanding capital stock                  $8,950,641
                                                                    ----------
                                                                    ----------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                           8,951
    Additional paid-in capital                                       8,941,690
                                                                    ----------


       Net assets                                                   $8,950,641
                                                                    ----------
                                                                    ----------

Net asset value and redemption price per share of outstanding
    capital stock                                                   $    1.000
                                                                    ----------
                                                                    ----------


                   See accompanying notes to financial statements.

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                               STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED SEPTEMBER 30, 1997
                                     (UNAUDITED)



Investment income:
    Interest                                                                      $  225 578
                                                                                  ----------
       Total investment income                                                       225,578
                                                                                  ----------

Expenses (note 3):
    Investment advisory fee                                         $   20,691
    Administrative fee                                                  10,346
    Registration expenses                                                2,145
    Professional fees                                                   10,322
    Directors fees                                                         155
    Other expenses                                                       1,724
                                                                    ----------
    Total expenses                                                                    45,383
    Less advisory and administrative fees waived and other
       expenses assumed by investment adviser                                        (24,692)
                                                                                  ----------
       Net expenses                                                                   20,691
                                                                                  ----------

       Net investment income and net increase
         in net assets resulting from operations                    $  204,887
                                                                    ----------
                                                                    ----------



                   See accompanying notes to financial statements.

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                         STATEMENTS OF CHANGES IN NET ASSETS





                                                                                SIX MONTHS ENDED
                                                                                SEPTEMBER 30, 1997     YEAR ENDED
                                                                                   (UNAUDITED)       MARCH 31, 1997
                                                                                 --------------      --------------
Net increase in net assets resulting from operations                            $      204,887      $      249,145

Distributions to shareholders from:
    Net investment income                                                             (204,887)           (249,145)


Capital share transactions, at $1.00 per share (note 4):
    Proceeds from sales                                                             10,305,225          14,177,677
    Payments for redemptions                                                        (7,365,296)        (12,740,140)
    Reinvestment of distributions                                                      190,774             240,799
                                                                                 --------------      --------------
       Total increase from capital share transactions                                3,130,703           1,678,336
                                                                                 --------------      --------------

       Total increase in net assets                                                  3,130,703           1,678,336
                                                                                 --------------      --------------

Net assets:
    Beginning of period                                                              5,819,938           4,141,602
                                                                                 --------------      --------------

    End of period                                                               $    8,950,641      $    5,819,938
                                                                                 --------------      --------------
                                                                                 --------------      --------------


                   See accompanying notes to financial statements.

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO
                                 FINANCIAL HIGHLIGHTS


The following financial information provides selected data for a share of the Government Money Market Portfolio outstanding throughout the periods indicated.





                                           Six months
                                             ended                                                                Period August 1,
                                           Sept. 30,                     Year ended March 31,                          1991
                                              1997    --------------------------------------------------------    (inception) to
                                          (Unaudited)     1997       1996      1995        1994         1993       March 31, 1992
                                          ----------  ---------   ---------   ---------   ---------   ---------   ---------------
Net asset value, beginning of period      $   1.000   $   1.000   $   1.000   $   1.000   $   1.000   $   1.000      $  1.000
                                          ----------  ---------   ---------   ---------   ---------   ---------   ---------------

Income from investment operations:
  Net investment income                       0.025       0.047       0.051       0.042       0.028       0.031         0.031
                                          ----------  ---------   ---------   ---------   ---------   ---------   ---------------
Less distributions:
  Dividends from net investment income       (0.025)     (0.047)     (0.051)     (0.042)     (0.028)     (0.031)       (0.031)
                                          ----------  ---------   ---------   ---------   ---------   ---------   ---------------

Net asset value, end of period            $   1.000   $   1.000   $   1.000   $   1.000   $   1.000   $   1.000      $  1.000
                                          ----------  ---------   ---------   ---------   ---------   ---------   ---------------
                                          ----------  ---------   ---------   ---------   ---------   ---------   ---------------

Total return                                    5.0%*       4.8%        5.2%       4.2%         2.9%        3.2%         4.7%*
Ratios/supplemental data:
  Net assets, end of period ($000)            $8,951      $5,820      $4,142     $2,669       $1,918        $555         $278
  Ratio of expenses to average net assets+     0.50%*      0.50%       0.50%      0.50%        0.25%       0.26%        0.27%*

  Ratio of net investment income to
       average net assets                      4.95%*      4.71%       4.95%      4.18%        2.81%       3.05%        4.65%*

*  Annualized
+  Absent voluntary waivers, the expense ratio would have been 1.10% for the six months ended September 30, 1997, 1.15% and 1.14% for the years ended March 31, 1997 and
    1996, respectively.


                   See accompanying notes to financial statements.

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                            NOTES TO FINANCIAL STATEMENTS
                                  SEPTEMBER 30, 1997
                                     (UNAUDITED)


(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1997, the Fund had four series: the Government Money Market Portfolio, the Fixed Income Portfolio, the Value Portfolio and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Government Money Market Portfolio (the "Portfolio").

    The Portfolio's investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Portfolio intends to invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

 (a)   VALUATION OF INVESTMENTS

       Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

 (b)   FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

 (c)   SECURITY TRANSACTIONS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

       In computing net investment income, the Portfolio amortizes premiums and discounts and accrues interest income daily.

       Dividends to shareholders are declared daily and paid monthly.

 (d)   USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liablilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the Portfolio's average annual daily net asset value. For the six months ended September 30, 1997, the Adviser received a management fee equal to 1/4% per annum of the Portfolio's average daily net asset value and voluntarily capped total expenses at .50% of the Portfolio's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 1997, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets, of which .25% was waived.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Thirty million of these shares have been authorized by the Board of Directors to be issued in the series designated Government Money Market Portfolio shares, of which 8,950,641 shares were outstanding at September 30, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

                               WEITZ SERIES FUND, INC.


BOARD OF DIRECTORS
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

OFFICERS
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

INVESTMENT ADVISER
    Wallace R. Weitz & Company

DISTRIBUTOR
    Weitz Securities, Inc.

CUSTODIAN
    Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
    Wallace R. Weitz & Company


This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.-Government Money Market Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.